                                                                    Exhibit 10.3
                                                                    ------------
Exhibit A
---------
                             FILENE'S BASEMENT CORP.
                1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1. PURPOSE
   -------

   The purpose of this 1993 Stock Option Plan for Non-Employee Directors (the "Plan") is to advance the interests of Filene's Basement Corp. (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's common stock (the "Stock").

2. ADMINISTRATION
   --------------

   The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed, the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to issue options granted in accordance with the formula set forth in this Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

3. EFFECTIVE DATE AND TERM OF PLAN
   -------------------------------

   The Plan shall become effective on the date on which the Plan is approved by the Board of Directors of the Company, subject to approval by the shareholders of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.

4. SHARES SUBJECT TO THE PLAN
   --------------------------

   (a) NUMBER OF SHARES: Subject to adjustments as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 250,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

   (b) SHARES TO BE DELIVERED: Shares delivered under the Plan shall be authorized but unissued stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

   (c) CHANGES IN STOCK: In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, after the effective date of the Plan, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.


5. ELIGIBILITY FOR OPTIONS
   -----------------------

   Directors eligible to receive options under the Plan ("Eligible Directors") shall be those directors who are not employees of the Company or of any subsidiary of the Company.

6. TERMS AND CONDITIONS OF OPTIONS
   -------------------------------

   (a) NUMBER OF OPTIONS: On the date of the annual meeting of stockholders at which this plan is approved by stockholders each Eligible Director continuing in office shall be awarded an option covering 12,500 shares of Stock; thereafter, on the date of each subsequent annual meeting, each Eligible Director who is elected to the Board for the first time at such meeting, or who was elected to office by the Board since the last preceding meeting, shall likewise be awarded an option covering 12,500 shares. In addition, each Eligible Director who has been awarded an option pursuant to the preceding sentence (an "initial grant") shall, on the date of the annual meeting of stockholders which follows by five (5) years the date of such initial grant, be awarded an option covering an additional 12,500 shares, provided such Eligible Director is continuing in office and provided further that such annual meeting occurs prior to expiration of the Plan pursuant to Section 3 above. If as of any date the number of shares available for option awards under the Plan is insufficient for the awards required to be made as of such date, the number of shares for which options are awarded on such date shall be proportionately reduced.

   (b) EXERCISE PRICE: The exercise price of each option shall be 100% of the fair market value per share of the Stock at the time the option is granted. In no event, however, shall the option price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, (A) the fair market value of a share of Stock on any date shall be the Closing Price on such day or, if there was no Closing Price on such date, the latest day prior thereto on which there was a Closing Price; and (B) the "Closing Price" of the Stock on any business day will be the last sale price as reported on the principal market on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day.

   (c) DURATION OF OPTIONS: The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

   (d) Exercise of Options:
       -------------------

       1. Each option shall become exercisable on a cumulative basis as to one-fifth of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

       2. Any exercise of an option shall be in writing signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the option is exercised.

       3. The Committee shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option.

       4. If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

   (e) PAYMENT FOR AND DELIVERY OF STOCK: Stock purchased under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, (ii) through the delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iv) by any combination of the permissible forms of payment, PROVIDED, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock, shall be paid other than with a personal check or promissory note of the option holder.

   An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

   The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance, and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

   (f) NONTRANSFERABILITY OF OPTIONS: No option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime, an option may be exercised only by him or her.

   (g) DEATH: Upon the death of any Eligible Director granted options under this Plan, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within one year after the director's death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). After completion of that one-year period, such options shall terminate to the extent not previously exercised.

   (h) OTHER TERMINATION OF STATUS OF DIRECTOR: If a director's service with the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on that date of termination shall continue to be exercisable for a period of three months (subject to Section 6(c)). After completion of that three-month period, such options shall terminate to the extent not previously exercised, expired or terminated.

(i) MERGERS, ETC.: In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entitles acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution, or liquidation of the Company, all options hereunder will terminate, PROVIDED that 20 days prior to the effective date of any such merger, consolidation sale, dissolution, or liquidation of the Company, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.


7. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, TERMINATION, AND
   -----------------------------------------------------------------
   EFFECTIVENESS
   -------------

Neither adoption of the plan nor the grant of options to a director shall affect the company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

The Committee may, at any time, terminate the Plan as to any further grants of options. The Committee may, at any time or times, amend the Plan for any purpose which may at the time be permitted by law, PROVIDED that except to the extent expressly required or permitted by the Plan, no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 promulgated under Section 16 of the Exchange Act.

                             FILENE'S BASEMENT CORP.

                       AMENDMENT TO 1993 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


   Pursuant to a vote of the Board of Directors of Filene's Basement Corp. (the "Company") on October 3, 1996, the Company's 1993 Stock Option Plan for Non-Employee Directors (the "Plan") has been amended as follows:

1. The first sentence of Section 2 "Administration" of the Plan is amended and restated in its entirety to read as follows:

   "The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") designated by the Board for that purpose, composed solely of at least two individuals who are Non-Employee Directors, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Outside Directors, as such term is defined in the Internal Revenue Code of 1986, as amended."


2. Section 6(a) of the Plan is amended and restated in its entirety to read as follows:

   "(a) NUMBER OF OPTIONS: On the date of the annual meeting of stockholders at which this plan is approved by stockholders each Eligible Director continuing in office shall be awarded an option covering 12,500 shares of Stock; thereafter upon his or her initial election or appointment to the Board, such Eligible Director shall likewise be awarded an option covering 12,500 shares. In addition, each Eligible Director who has been awarded an option pursuant to the preceding sentence (an "initial grant") shall, on the date of the annual meeting of stockholders which follows by five (5) years the date of such initial grant, be awarded an option covering an additional 12,500 shares, provided such Eligible Director is continuing in office and provided further that such annual meeting occurs prior to expiration of the Plan pursuant to Section 3 above. If as of any date the number of shares available for option awards under the Plan is insufficient for the awards required to be made as of such date, the number of shares for which options are awarded on such date shall be proportionately reduced."

3. The first sentence of Section 6(f) of the Plan is amended and restated in its entirety to read as follows:

   "Except as otherwise provided in the option agreement evidencing such option grant, no option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime, an option may be exercised only by him or her."

                                        1